SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                               September 13, 2001

                             INSIGHTFUL CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                 02-020992                 04-2842217
          --------                 ---------                 ----------
(State or other jurisdiction     (Commission                IRS Employer
      of Incorporation)          File number)           Identification No.)


     1700 Westlake Ave N. #500
        Seattle, Washington                       98109-3044
        -------------------                       ----------
       (Address of principal                      (Zip Code)
         executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

Item  5.  Other Events
----------------------

     On July 16, 2001, the company issued a press release, a copy of which is attached as Exhibit 99.1 to this current report on Form 8K.


Item  7.  Financial Statements, Pro Forma Financial Information and Exhibits
----------------------------------------------------------------------------

(c)  Exhibits
-------------

Exhibit No.      Exhibit

99.1             Press Release dated September 13, 2001.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INSIGHTFUL  CORPORATION



September 13, 2001           By:  By  /s/  Sarwat  H.  Ramadan
                                ------------------------------------------------
                                Sarwat  H.  Ramadan
                                Vice President, Finance & Administration,
                                Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Exhibit

99.1            Press release dated September 13, 2001